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                                                                   EXHIBIT 10.16

                           SECURITYHOLDERS AGREEMENT

     THIS SECURITYHOLDERS AGREEMENT (this "AGREEMENT") is made as of February 14, 2002 by and among (i) TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "COMPANY"), (ii) GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR FUND VII"), GTCR Fund VII/A, L.P., a Delaware limited partnership ("GTCR FUND VII/A"), and GTCR Co-Invest, L.P, a Delaware limited partnership ("GTCR CO-INVEST") any other investment fund managed by GTCR Golder Rauner, L.L.C. that at any time acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "INVESTOR" and collectively, the "INVESTORS"), (iii) G.Edward Evans and any other executive employee of the Company or its Subsidiaries who, at any time, acquires securities of the Company in accordance with SECTION 9 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement (each, an "EXECUTIVE" and collectively, the "EXECUTIVES"), (iv) Snowlake Investment Pte Ltd ("PURCHASER") and (v) each of the other Persons set forth from time to time on the attached "SCHEDULE OF SECURITYHOLDERS" under the heading "OTHER SECURITYHOLDERS" who, at any time, acquires securities of the Company in accordance with SECTION 9 or 10 hereof and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement. The Investors, the Executives, Purchaser and the other Persons listed on the SCHEDULE OF SECURITYHOLDERS are collectively referred to herein as the "SECURITYHOLDERS" and individually as a "SECURITYHOLDER." Capitalized terms used but not otherwise defined herein are defined in SECTION 7 hereof and if not defined therein shall have the same meaning assigned to such term in the LLC Agreement.

     The Investors will purchase Class B Preferred Units of the Company (the "CLASS B PREFERRED") and Common Units of the Company (the "COMMON UNITS"), pursuant to a Unit Purchase Agreement between the Investors and the Company dated as of the date hereof (the "INVESTOR PURCHASE AGREEMENT"). Pursuant to a Purchase Agreement between the Company and Purchaser, Purchaser will purchase Common Units and Class B Preferred. Pursuant to Senior Management Agreements among the Company, TSI Telecommunication Services Inc.(as successor to TSI Merger Sub, Inc., "TSI") and certain Executives, the Executives will purchase Common Units and Class B Preferred.

     The Company and the Securityholders desire to enter into this Agreement for the purposes, among others, of (i) limiting the manner and terms by which units and interests in the Company may be transferred, and (ii) assuring continuity in the ownership of the Company. The execution and delivery of this Agreement is a condition (i) to the Investors' purchase of the Common and the Class B Preferred pursuant to the Investor Purchase Agreement and (ii) to Purchaser's purchase of the Common and the Class B Preferred pursuant to the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1.   BOARD OF MANAGERS.

     (a)  From and after the Initial Closing and until the provisions of this
SECTION 1 cease to be effective, each Securityholder shall vote all of his Securityholder Securities and any other

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voting securities of the Company over which such Securityholder has voting control and shall take all other necessary or desirable actions within his control (whether in his capacity as a securityholder, manager, member of the board or any committee thereof or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and securityholder meetings), so that:

          (i) the authorized number of managers on the Company's board of managers (the "BOARD") shall be no greater than seven (7);

          (ii) the following persons shall be elected to the Board:

               (A) up to three (3) representatives to be designated by GTCR Fund VII (the "INVESTOR MANAGERS"); PROVIDED that at the Initial Closing, David A. Donnini and Collin E. Roche shall be designated as the initial Investor Managers;

               (B) TSI's chief executive officer (the "CEO") and one other TSI employee to be designated by the CEO (collectively, the "EXECUTIVE MANAGERS"); PROVIDED that at the Initial Closing, G. Edward Evans shall be the sole Executive Manager; and

               (C) up to two (2) representatives to be chosen jointly by GTCR Fund VII and the CEO (the "OUTSIDE MANAGERS"); PROVIDED that no Outside Manager shall be a member of TSI's management or an employee or officer of the TSI or its Subsidiaries; PROVIDED further that if GTCR Fund VII and the CEO are unable to agree on an Outside Manager within 10 days after the date specified by GTCR Fund VII for electing such Outside Manager, then GTCR Fund VII shall in its sole discretion, designate the Outside Managers;

          (iii) If any party authorized to designate representatives to the Board has at any time designated a number less than the maximum number such party is entitled to designate pursuant to SECTION1(a)(ii)(A)-(C), such party shall have the right to designate additional representatives to the Board up to the maximum number such party is authorized to designate in accordance with Section1(a)(ii)(A)-(C);

          (iv) the composition of any committee of the Board shall include at least two Investor Managers;

          (v) the composition of the board of managers or board of directors of each of the Company's Subsidiaries (each a "SUB BOARD") shall be the same as that of the Board;

          (vi) the removal from the Board, a Sub Board or a committee (with or without cause) of any Investor Manager or any Outside Manager shall be upon (and only upon) the written request of GTCR Fund VII;

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          (vii) if an Executive Manager ceases to be employed by TSI or its
   Subsidiaries, such Executive Manager shall be removed promptly after such time from the Board, each Sub Board and each committee; and

          (viii) in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board, a Sub Board or a committee during his term of office, the resulting vacancy on the Board, the Sub Board or such committee shall be filled by a representative designated by the person or persons originally entitled to designate such manager pursuant to SECTION 1(a)(ii) above.

     (b) The Company shall pay all out-of-pocket expenses incurred by each manager in connection with attending regular and special meetings of the Board, any Sub Board and any committee thereof.

     (c) If any party fails to designate a representative to fill a managership pursuant to the terms of this SECTION 1, the election of a person to such managership shall be accomplished in accordance with the LLC Agreement and applicable law.

     (d) Upon Purchaser's written request to the Company (any such request to be effective for a period of twelve months following the date on which the Company receives such request and which request may be extended on an annual basis by providing the Company written notice of such extension no less than 60 days prior to expiration of the immediately preceding twelve-month period), the Company shall provide to a representative designated by Purchaser (an "OBSERVER") notice of each meeting of the Board within a reasonable time of notice being given to the members of the Board, and the Company shall permit the Observer to attend, as an observer without voting rights, all meetings of the Board. The Observer shall be entitled to receive a copy of all written materials and other information given to the Board in connection with such meetings within a reasonable time such materials and information are given to the Board. If the Company proposes to take any action by written consent in lieu of a meeting of the Board, the Company shall give notice thereof to the Observer within a reasonable time notice is given to the Board.

     (e) The provisions of this SECTION 1 shall terminate upon first to occur of
(i) the consummation of a Public Offering or (ii) the consummation of a Sale of the Company.

     2. LEGEND. Each certificate evidencing Securityholder Securities and each certificate issued in exchange for or upon the transfer of any Securityholder Securities (if such securities remain Securityholder Securities as defined herein after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITYHOLDERS AGREEMENT DATED AS OF FEBRUARY 14, 2002 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE
     COMPANY'S SECURITYHOLDERS. A COPY OF SUCH SECURITYHOLDERS
     AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE

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     COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Company shall imprint such legend on certificates evidencing Securityholder Securities outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any securities that cease to be Securityholder Securities.

     3.   PARTICIPATION RIGHTS.

     (a) At least 30 days prior to any Transfer of Securityholder Securities by any of the Investors, the Investors shall deliver a written notice (the "TAG-ALONG NOTICE") to the Company and the other Securityholders (the "TAG-ALONG SECURITYHOLDERS") specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Tag-Along Securityholders may elect to participate in the contemplated Transfer by delivering written notice to the Investors within 30 days after delivery of the Tag-Along Notice. If any Tag-Along Securityholders have elected to participate in such Transfer, the Investors and such Tag-Along Securityholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of units of such class of Securityholder Securities equal to the product of (A) the quotient determined by dividing the number of units of Securityholder Securities owned by such Person by the aggregate number of outstanding units of Securityholder Securities owned by the Investor and the Tag-Along Securityholders participating in such sale and (B) the total number of Securityholder Securities to be sold by the Investors and any Tag-Along Securityholders in the contemplated Transfer.

     (b) The Investor(s) will use reasonable best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Tag-Along Securityholders in any contemplated Transfer, and the Investor(s) will not transfer any of its Securityholder Securities to the prospective transferee(s) unless (A) the prospective transferee(s) agrees to allow the participation of the Tag-Along Securityholders or (B) the Investor(s) agree to purchase the number of such class of Securityholder Securities from the Tag-Along Securityholders that the Tag-Along Securityholders would have been entitled to sell pursuant to this SECTION 3(b) for the consideration per unit to be paid to the Investor(s) by the prospective transferee(s).

     (c) Notwithstanding anything to the contrary in any other provision of this Agreement, the restrictions set forth in this SECTION 3 shall not apply to
(i) any Transfer of Securityholder Securities by the Investors to or among their Affiliates, (ii) any Transfer pursuant to SECTION 15.7 of the LLC Agreement in connection with a public offering of securities, (iii) a Public Sale or (iv) the Transfer made to GTCR Capital Partners, L.P. pursuant to the Inducement Agreement; PROVIDED that the restrictions contained in this Agreement will continue to be applicable to the Securityholder Securities after any Transfer pursuant to CLAUSE (i) and the transferee of such Securityholder Securities shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Securityholder Securities pursuant to CLAUSE (i) of the previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

     (d) The provisions of this SECTION 3 will terminate upon the first to occur of (i) the consummation of a Sale of the Company and (ii) the consummation of a Public Offering.

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     4.   FIRST REFUSAL RIGHTS.

     (a) Prior to making any Transfer of Securityholder Securities (other than a Transfer pursuant to SECTION 15.7 of the LLC Agreement in connection with a public offering of securities, a Public Sale of the type referred to in CLAUSE
(i) of the definition thereof or a Sale of the Company), any Securityholder (other than the Investors) desiring to make such Transfer (the "TRANSFERRING SECURITYHOLDER") will give written notice (the "SALE NOTICE") to the Company and the holders of the Common Units (collectively, the "SALE NOTICE RECIPIENTS"). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s), the number of units of Securityholder Securities to be transferred and the terms and conditions of the proposed transfer. Such Transferring Securityholder will not consummate any Transfer until 45 days after the Sale Notice has been given to the Sale Notice Recipients, unless the parties to the Transfer have been finally determined pursuant to this SECTION 4 prior to the expiration of such 45-day period. (The date of the first to occur of such events is referred to herein as the "AUTHORIZATION DATE").

     (b) The Company may elect to purchase all (but not less than all) of such Securityholder Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Transferring Securityholder and the Sale Notice Recipients (other than the Company) within 20 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Securityholder Securities to be transferred, the Securityholders may elect to purchase all (but not less than all) of the Securityholder Securities to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to such Transferring Securityholder within 25 days after the Sale Notice has been given to the Securityholders. If more than one Securityholder elects to purchase the Securityholder Securities to be transferred, the units of Securityholder Securities to be sold shall be allocated among the Securityholders pro rata according to the number of units of Securityholders Securities owned by each Securityholder on a fully diluted basis. If neither the Company nor the Securityholders elects to purchase all of the Securityholder Securities specified in the Sale Notice, the Transferring Securityholder may transfer the Securityholder Securities specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 60-day period immediately following the Authorization Date. Any Securityholder Securities not transferred within such 60-day period will be subject to the provisions of this SECTION 4 upon subsequent Transfer. The Company may pay the purchase price for such units by offsetting amounts outstanding under any bona fide debts owed by the Transferring Securityholder to the Company.

     (c) The restrictions of this SECTION 4 will not apply with respect to (i) any Transfer of Securityholder Securities by any Securityholder to or among its Affiliates or Family Group, (ii) any Transfer of Securityholder Securities to any Investor, (iii) a repurchase of Securityholder Securities by the Company or an exchange or conversion of the same pursuant to the terms of a Senior Management Agreement, (iv) a Public Sale, or (v) an Approved Sale (as defined in
SECTION 6(a)); PROVIDED that the restrictions contained in this Agreement will continue to be applicable to the Securityholder Securities after any Transfer pursuant to CLAUSE (i) or (ii) above and the transferee of such Securityholder Securities shall agree in writing to be bound by the provisions of this Agreement. Upon the Transfer of Securityholder Securities pursuant to CLAUSE (i) or (ii) of the

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previous sentence, the transferees will deliver a written notice to the Company, which notice will disclose in reasonable detail the identity of such transferee.

     (d) Notwithstanding anything herein to the contrary, except pursuant to CLAUSE (c) above, in no event shall any Transfer of Securityholder Securities pursuant to this SECTION 4 be made for any consideration other than cash payable upon consummation of such Transfer.

     (e) The restrictions set forth in this SECTION 4 shall continue with respect to each unit of Securityholder Securities until the earlier of (i) the date on which such unit of Securityholder Securities has been transferred in a Public Sale, (ii) the consummation of an Approved Sale, and (iii) the date on which such unit of Securityholder Securities has been transferred pursuant to this SECTION 4 (other than pursuant to SECTION 4(c) and other than a transfer to a Securityholder purchasing from a Transferring Securityholder pursuant to
SECTION 4(b)).

     5.   PRE-EMPTIVE RIGHTS.

     (a) After the date hereof, if the Company authorizes the issuance or sale to the Investors of any Securities (as defined in the LLC Agreement), the Company shall offer to sell to each holder of Common Units (other than the Investors) (the "OTHER COMMON UNITHOLDERS"), at the same price and on the same terms, a portion of such Securities equal to the quotient determined by dividing
(1) the number of Common Units held by such Other Common Unitholder (which shall include only Carried Common held by such Other Common Unitholder, if any, if such Other Common Unitholder is employed by the Company or its Subsidiaries as of the date of such event) by (2) the total number of Common Units outstanding (which shall include only Carried Common held by Other Common Unitholders, if any, who are employed by the Company or its Subsidiaries as of the date of such event), in each case on a fully diluted basis. Each Other Common Unitholder shall be entitled to purchase such Securities at the most favorable price and on the most favorable terms as such Securities are to be offered to the Investors; PROVIDED that if the Investors purchase Securities of the Company or any of its Subsidiaries after the date hereof, the Other Common Unitholders exercising their rights pursuant to this SECTION 5 shall also be required to purchase the same strip of Securities (on the same terms and conditions) that the Investors purchase.

     (b) In order to exercise its purchase rights hereunder, each Other Common Unitholder must within thirty (30) days after receipt of written notice from the Company describing in reasonable detail the units or securities being offered, the purchase price thereof, the payment terms and such Other Common Unitholder's percentage allotment, deliver a written notice to the Company describing its election hereunder.

     (c) Upon the expiration of the offering period described above, the Company shall be entitled to sell such units or securities which the Other Common Unitholders have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the Investors than those offered to such holders. Any such securities offered or sold by the Company after such 90-day period must be offered to the Other Common Unitholders pursuant to the terms of this SECTION 5.

     (d) Notwithstanding the foregoing, the rights set forth in this SECTION 5 shall not apply to issuances of equity securities (or securities convertible into or exchangeable for, or options

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to purchase, such equity securities), pro rata to all holders of Common, as a dividend on, subdivision of or other distribution in respect of, the Common in accordance with the LLC Agreement.

     (e) The rights set forth in this SECTION 5 shall continue with respect to each Common Unit until the earlier of (i) the transfer of such Common Unit in a Public Sale, or (ii) the consummation of a Sale of the Company or a Public Offering.

     6.   SALE OF THE COMPANY.

     (a) If the holders of the Required Interest (as such term is defined in the LLC Agreement) approve a Sale of the Company (an "APPROVED SALE"), each holder of Securityholder Securities shall vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as a
(i) merger or consolidation, each holder of Securityholder Securities shall waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of Units, each holder Securityholder Securities shall agree to sell all of his, her or its Securityholder Securities or rights to acquire Securityholder Securities on the terms and conditions approved by the Board and the holders of the Required Interest. Each holder of Securityholder Securities shall take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

     (b) The obligations of the holders of Securityholder Securities with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of a class of Securityholder Securities shall receive the same form of consideration and the same amount of consideration per unit of Securityholder Securities; (ii) if any holders of a class of Securityholder Securities are given an option as to the form and amount of consideration to be received, each holder of such class of Securityholder Securities shall be given the same option; and (iii) each holder of then currently exercisable rights to acquire any of a class of Securityholder Securities shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Securityholder Securities or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per class of Securityholder Securities received by holders of such class of Securityholder Securities in connection with the Approved Sale less the exercise price per such class of Securityholder Securities of such rights to acquire such class of Securityholder Securities by (2) the number of such class of Securityholder Securities represented by such rights.

     (c) If either the Company or the holders of any class of Units enter into a negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities and Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Securityholder Securities will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Securityholder Securities appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Securityholder Securities declines to appoint the purchaser representative designated by the Company such holder will appoint another

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purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

     (d) Holders of Securityholder Securities will bear their pro rata share (based upon the number of units sold) of the costs of any sale of such Securityholder Securities pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Securityholder Securities and are not otherwise paid by the Company or the acquiring party. For purposes of this
SECTION 5(d), costs incurred in exercising reasonable efforts to take all actions in connection with the consummation of an Approved Sale in accordance with SECTION 5(a) shall be deemed to be for the benefit of all holders of the Securityholder Securities. Costs incurred by holders of Securityholder Securities on their own behalf will not be considered costs of the transaction hereunder.

     7. PUBLIC OFFERING. In the event that the Board or the Investors approve an initial Public Offering, the holders of Securityholder Securities shall take all necessary or desirable actions requested by the Board or the Investors in connection with the consummation of such Public Offering, including without limitation consenting to, voting for and waiving any dissenters rights, appraisal rights or similar rights with respect to a reorganization of the Company pursuant to the terms of SECTION 15.7 of the LLC Agreement and compliance with the requirements of all laws and regulatory bodies that are applicable or that have jurisdiction over such Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Company's capital structure would adversely affect the marketability of the offering, each holder of Securityholder Securities shall consent to and vote for a recapitalization, reorganization or exchange (each, a "RECAPITALIZATION") of any class of the Company's equity securities into securities that the managing underwriters, the Board and the Investors find acceptable and shall take all necessary and desirable actions in connection with the consummation of such Recapitalization; provided that each holder of a class of Units shall receive the same type of security with the same value per unit.

     8. DEFINITIONS.

     "AFFILIATE" means, (i) with respect to any Person, any Person that controls, is controlled by or is under common control with such Person or an Affiliate of such Person, and (ii) with respect to any Investor, any general or limited partner of such Investor, any employee or owner of any such partner, or any other Person controlling, controlled by or under common control with such Investor.

     "CARRIED COMMON" means the Common Units acquired pursuant to SECTION 1(a) of a Senior Management Agreement.

     "CLASS A PREFERRED" means the Class A Preferred Units as defined in the LLC Agreement.

     "FAMILY GROUP" means, with respect to a Securityholder who is an individual, such Securityholder's spouse and descendants (whether natural or adopted) and any trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Securityholder or such Securityholder's spouse and/or descendants that is and remains solely for the

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benefit of such Securityholder and/or such Securityholder's spouse and/or descendants and any retirement plan for such Securityholder.

     "INDUCEMENT AGREEMENT" means that certain Inducement Agreement by and among GTCR Fund VII, L.P., GTCR Fund VII/A, L.P., GTCR Co-Invest, L.P., Snowlake Investment Pte Ltd, and TSI Telecommunication Holdings, LLC.

     "INITIAL CLOSING" shall have the meaning set forth in the Investor Purchase Agreement.

     "LLC AGREEMENT" means the Limited Liability Company Agreement of TSI Telecommunication Holdings, LLC, dated February 14, 2002 among the parties from time to time party thereto.

     "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, an investment fund, any other business entity and a governmental entity or any department, agency or political subdivision thereof.

     "PLEDGE AGREEMENT" means that certain Pledge Agreement dated as of the date hereof between G. Edward Evans and GTCR Fund VII as the same may be amended or modified from time to time.

     "PUBLIC OFFERING" means the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company (or any successor thereto) approved by the Board.

     "PUBLIC SALE" means any sale of Securityholder Securities (i) to the public pursuant to an offering registered under the Securities Act or (ii) to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to a Public Offering) adopted under the Securities Act.

     "SALE OF THE COMPANY" means any transaction or series of transactions pursuant to which any Person or group of related Persons (other than the Investors and their Affiliates) in the aggregate acquire(s) (i) equity securities of the Company possessing the voting power (other than voting rights accruing only in the event of a default or breach) to elect a majority of the Company's board of managers (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's equity securities, securityholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; PROVIDED, that a Public Offering shall not constitute a Sale of the Company.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SECURITYHOLDER SECURITIES" means (i) any Class A Preferred, Class B Preferred, or Common Unit purchased or otherwise acquired by any Securityholder,
(ii) any equity securities issued or issuable directly or indirectly with respect to the Units referred to in CLAUSE (i) above by way of unit dividend or unit split or in connection with a combination of units, recapitalization, merger, consolidation or other reorganization, and (iii) any other units of any class or series of equity securities of the Company held by a Securityholder; PROVIDED THAT Securityholder Securities shall not include nonvoting Units described in this CLAUSE (iii) for purposes of SECTION 1 hereof. As to any

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particular equity securities constituting Securityholder Securities, such
Securityholder Securities will cease to be Securityholder Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act.

     "SENIOR MANAGEMENT AGREEMENT" means, that certain Senior Management Agreement entered into on the date hereof by and between the Company, TSI Telecommunication Services Inc. and G. Edward Evans, or any other agreement for the sale of equity securities between the Company and any employee of the Company or its Subsidiaries, as approved by the Board.

     "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a "Subsidiary" of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term "Subsidiary" refers to a Subsidiary of the Company.

     "TRANSFER" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law), but explicitly excluding exchanges of one class of Securityholder Securities to or for another class of Securityholder Securities.

     9. TRANSFERS; TRANSFERS IN VIOLATION OF AGREEMENT. Prior to Transferring any Securityholder Securities to any person or entity, the Transferring Securityholder shall cause the prospective transferee to execute and deliver to the Company, the Investors and the Other Securityholders a counterpart of this Agreement. Any Transfer or attempted Transfer of any Securityholder Securities in violation of any provision of this Agreement or the Pledge Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Securityholder Securities as the owner of such securities for any purpose. Upon transfer of all Securityholder Securities held by a Person, such Person shall for all purposes cease to be a "Securityholder" party to this Agreement.

     10. ADDITIONAL SECURITYHOLDERS. In connection with the issuance of any additional equity securities of the Company to any Person, the Company, with the consent of the Investors holding a majority of the Securityholder Securities held by the Investors, may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of a

"SECURITYHOLDER" under this Agreement by obtaining an executed counterpart signature page to this Agreement, and, upon such execution, such Person shall for all purposes be a "Securityholder" party to this Agreement.

     11. REPRESENTATIONS AND WARRANTIES. Each Securityholder represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by such Securityholder and constitutes the valid and binding obligation of such Securityholder, enforceable in accordance with its terms, and
(ii) such Securityholder has not granted and is not a party to any proxy, voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement. No holder of Securityholder Securities shall grant any proxy or become a party to any voting trust or other agreement that is inconsistent with, conflicts with or violates any provision of this Agreement.

     12. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Securityholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of Common Units which are Securityholder Securities; PROVIDED that no such amendment or modification that would materially and adversely affect one class or group of holders of Securityholder Securities in a manner different than any other class or group of holders of Securityholder Securities shall be effective against such class or group of holders of Securityholder Securities without the prior written consent of at least a majority of such class or group materially and adversely affected thereby. For the avoidance of doubt, SECTION 5 of this Agreement may only be amended with the consent of the Executives holding a majority of Securityholder Securities held by the Executives. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     13. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     14. ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     15. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Securityholders and any subsequent holders of Securityholder Securities and the respective successors and assigns of each of them, so long as they hold Securityholder Securities.

     16. COUNTERPARTS. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     17. REMEDIES. The Company and each Securityholder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Securityholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     18. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to the Company at the address set forth below and to any other recipient at the address indicated on the schedules hereto and to any subsequent holder of Securityholder Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service. The Company's address is:

     IF TO THE COMPANY:

     TSI Telecommunication Holdings, LLC
     201 North Franklin Street
     Tampa, Florida 33602
     Attention:  G. Edward Evans
     Telephone: (813) 273-3000
     Facsimile: (813) 273-4953

     AND

     TSI Telecommunication Holdings, LLC
     201 North Franklin Street
     Tampa, Florida 33602
     Attention:  Robert Garcia, Jr.
     Telephone:  (813) 273-3000
     Facsimile:  (813) 273-4953


     WITH COPIES TO:

     GTCR Fund VII, L.P.,
     GTCR Fund VII/A, L.P. and
     GTCR Co-Invest, L.P.
     c/o GTCR Golder Rauner, L.L.C.
     6100 Sears Tower
     Chicago, IL  60606-6402
     Attention: David A. Donnini
                Collin E. Roche
     Telephone: (312) 382-2200
     Facsimile: (312) 382-2201

     AND

     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL  60601
     Attention:    Stephen L. Ritchie
     Telephone: (312) 861-2210
     Facsimile: (312) 861-2200

     19. GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its securityholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     20. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                                   * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Securityholders Agreement on the day and year first above written.


                                            TSI TELECOMMUNICATION HOLDINGS, LLC

                                            By:   /s/ G. Edward Evans
                                            Name: G. Edward Evans
                                            Its:  Chief Executive Officer

                                            GTCR FUND VII, L.P.

                                            By: GTCR Partners VII, L.P.
                                            Its: General Partner

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                                            GTCR FUND VII, L.P./A

                                            By: GTCR Partners VII, L.P.
                                            Its: General Partner

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                                            GTCR CO-INVEST, L.P.

                                            By:   GTCR Golder Rauner, L.L.C.
                                            Its:  General Partner

                                            By:   /s/ David A. Donnini
                                            Name: David A. Donnini
                                            Its:  Principal

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 1 OF 16
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                                            PURCHASER

                                            By:  /s/ Brett Fisher
                                            Name:  Brett Fisher
                                            Title: Director

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 2 OF 16
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                                                  /s/ G. Edward Evans
                                                  G. Edward Evans

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 3 OF 16
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                                                  /s/ Raymond L. Lawless
                                                  Raymond L. Lawless

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 4 OF 16
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                                                  /s/ Robert Clark
                                                  Robert Clark

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 5 OF 16
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                                                  /s/ Robert Garcia, Jr.
                                                  Robert Garcia, Jr.

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 6 OF 16
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                                                  /s/ Douglas Meyn
                                                  Douglas Meyn

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 7 OF 16
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                                                  /s/ Gilbert Mosher
                                                  Gilbert Mosher

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 8 OF 16
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                                                  /s/ Wayne Nelson
                                                  Wayne Nelson

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                  PAGE 9 OF 16
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                                                  /s/ Michael O'Brien
                                                  Michael O'Brien

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 10 OF 16
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                                                  /s/ Christine Wilson Strom
                                                  Christine Wilson Strom

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 11 OF 16
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                                                  /s/ Paul A. Wilcock
                                                  Paul A. Wilcock

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 12 OF 16
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                                                  PROJECT NETWORK PARTNERS LLC

                                                  By:  /s/ Rajesh Shah
                                                  Name:   Rajesh Shah
                                                  Title:  Treasurer

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 13 OF 16
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                                                  /s/ Christian Schiller
                                                  Christian Schiller

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 14 OF 16
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                                                  /s/ Arnis Kins
                                                  Arnis Kins

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 15 OF 16
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                                                  /s/ John Kins
                                                  John Kins

                SIGNATURE PAGES TO TSI SECURITYHOLDERS AGREEMENT
                                 PAGE 16 OF 16